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                                                                  EXHIBIT 10.31

                          FIRST SUPPLEMENTAL INDENTURE

     THIS FIRST SUPPLEMENTAL INDENTURE (this "First Supplemental Indenture"), dated as of December 19, 1997, as made by and among DEL MONTE CORPORATION, a New York corporation (the "Company"), DEL MONTE FOODS COMPANY, a Maryland corporation, as Guarantor (the "Holdings"), and MARINE MIDLAND BANK, a New York state banking corporation and trust company, as Trustee (the "Trustee"), to amend that certain Indenture dated April 18, 1997 pursuant to which the Company issued $150,000,000 12-1/4% Senior Subordinated Notes due 2007 and Series B 12-1/4% Senior Subordinated Noted due 2007.

     Recitals:

     WHEREAS, the parties hereto entered into that certain Indenture dated as of April 18, 1997 (the "Indenture") pursuant to which the Company issued those certain 12-1/4% Senior Subordinated Notes due 2007 and Series B 12-1/4% Senior Subordinated Notes due 2007; and

     WHEREAS, the parties hereto now wish to make certain changes to the Indenture as hereinafter set forth:

     NOW, THEREFORE, in consideration of the premises, mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto agree as follows:

     1. Consolidated Net Income. Line 24 of the definition of "Consolidated Net Income" in Section 1.01 of the Indenture shall be, and hereby is, amended by (a) deleting the word "or" and inserting a comma after the word "amortization" therein and (b) inserting the words "or non-cash charge" after the word depreciation."

     2. Ratification of Indenture. As amended by this First Supplemental Indenture, the Indenture and the Notes are in all respects ratified and confirmed and the Indenture as so amended by this First Supplemental Indenture shall be read, taken and construed as one and the same instrument.

     3. The Trustee. The Trustee shall not be responsible in any manner whatsoever for the correctness of the recitals of fact herein, all of which are made by the Company, and the Trustee shall not be responsible or accountable in any manner whatsoever for or with respect to the validity or sufficiency of this First Supplemental Indenture (other than for its due execution hereof) or of the due execution hereof by the Company.


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     4.   Miscellaneous.

     (a) This First Supplemental Indenture may be executed in any number of counterparts and by each of the parties hereto on separate counterparts, each of which, once executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and same instrument.

     (b) This First Supplemental Indenture shall be governed and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        DEL MONTE CORPORATION

                                        By /s/ DAVID L. MEYERS
                                          -------------------------------------
                                          David L. Meyers
                                          Executive Vice President,
                                          Administration & Chief
                                          Financial Officer

                                        DEL MONTE FOODS COMPANY,
                                        as Guarantor

                                        By /s/ DAVID L. MEYERS
                                          -------------------------------------
                                          David L. Meyers
                                          Executive Vice President,
                                          Administration & Chief
                                          Financial Officer

                                        MARINE MIDLAND BANK,
                                        as Trustee

                                        By /s/ METIN CANER
                                          -------------------------------------
                                          Metin Caner
                                          Vice President


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